                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 8, 2002

                         Commission file number: 1-5256

                                V. F. CORPORATION
             (Exact name of registrant as specified in its charter)

        PENNSYLVANIA                                       23-1180120
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                        identification number)


                         105 CORPORATE CENTER BOULEVARD
                        GREENSBORO, NORTH CAROLINA 27408
                    (Address of principal executive offices)


                                 (336) 424-6000
              (Registrant's telephone number, including area code)
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ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

99.1 Statement under oath of the principal executive officer of V.F. Corporation, Mackey J. McDonald, regarding facts and circumstances relating to exchange act filings.

99.2 Statement under oath of the principal financial officer of V.F. Corporation, Robert K. Shearer, regarding facts and circumstances relating to exchange act filings.

ITEM 9 - REGULATION FD DISCLOSURE

         On August 8, 2002, each of the Principal Executive Officer, Mackey J. McDonald, and Principal Financial Officer, Robert K. Shearer, of V.F. Corporation submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

         A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  V.F. CORPORATION
                                                  ----------------
                                                    (Registrant)

                                                  By:  /s/ Robert K. Shearer
                                                       -------------------------
                                                       Robert K. Shearer
                                                       Vice President-Finance
                                                       (Chief Financial Officer)



Date:  August 8, 2002



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                                 EXHIBIT INDEX

EXHIBIT
NUMBER           DESCRIPTION                                            SEQUENTIAL PAGE NUMBER
    99.1         Statement under oath of the principal                           5
                 executive officer, Mackey J. McDonald,
                 regarding facts and circumstances relating
                 to exchange act filings.

    99.2         Statement under oath of the principal                           6
                 financial officer, Robert K. Shearer,
                 regarding facts and circumstances relating
                 to exchange act filings.





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